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                                                                    EXHIBIT 23.1

                         INDEPENDENT AUDITORS' CONSENT

  We consent to the use in this Registration Statement of First Alliance Mortgage Company on Form S-1 of our report dated March 18, 1996 (May 11, 1996 as to effects of the stock split described in Notes 2 and 15), appearing in the Prospectus, which is part of this Registration Statement.

  We also consent to the reference to us under the heading "Experts" in such Prospectus.

Costa Mesa, California May 13, 1996